                           LIMITED WAIVER AND CONSENT

          THIS LIMITED WAIVER AND CONSENT (this "Waiver"), dated as of September 8, 1994, relates to that certain Credit Agreement dated as of October 12, 1988, and amended and restated as of September 14, 1989 (as further amended through the date hereof, the "Credit Agreement"), among Kash n' Karry Food Stores, Inc. (the "Borrower"), the Senior Lenders referred to therein and Bank of America National Trust and Savings Association (as successor in interest to Security Pacific National Bank) as agent (in such capacity, the "Agent") for the Senior Lenders. Unless otherwise defined herein, terms defined in the Credit Agreement are used herein with the same meanings ascribed to them therein.

                                    RECITALS

          WHEREAS, the Borrower intends to sell in separate transactions (i) the vehicles (collectively, the "Vehicles") described in the letter dated August 17, 1994 from the Borrower to the Agent, a copy of which is attached hereto as Exhibit A and (ii) Florida 3PS Liquor License No. 46-004-40 issued in Lee County, Florida for 1994 (the "Liquor License") pursuant to the Agreement for Sale and Purchase of Liquor License dated August 5, 1994 between the Borrower and Walgreen Co., a copy of which is attached hereto as Exhibit B (the "Liquor License Purchase Agreement"); and

          WHEREAS, the Borrower has requested that the Agent and the Collateral Co-Agent release the Liens in favor of such Persons on the Vehicles and the Liquor License;

          NOW, THEREFORE, in consideration of the foregoing premises (all of which are incorporated herein as a part of this Waiver) and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Borrower, the Agent and the Senior Lenders agree as follows:

          1. Limited Waiver. Subject to the terms and conditions set forth herein, the Requisite Senior Lenders hereby agree to waive the provisions of:

                 (a) Section 8.02(a)(v) of the Credit Agreement in respect (and solely in respect) of the Borrower's sale, in separate transactions, of (i) the Vehicles and (ii) the Liquor License; and

                 (b) Section 8.04 of the Credit Agreement in respect (and solely in respect) of the Borrower's incurrence of Accommodation Obligations in respect of indemnities arising under the Liquor License Purchase Agreement.

          2. Consent. The Requisite Senior Lenders hereby authorize the Agent and the Collateral Co-Agent to release the Liens of such Persons on the Vehicles and the Liquor License and to execute and deliver to the Borrower such agreements, documents and instruments as the Borrower may reasonably request to evidence the release of such Liens.

          3. Effective Date. This Waiver shall become effective as of September 8, 1994 upon the date the Agent shall have received counterparts hereof signed by the Borrower, the Requisite Senior Lenders and the Agent.

          4. Representations and Warranties. The Borrower hereby represents and warrants that, as of the date hereof, and after giving effect to this
Waiver:

                 (a) The execution, delivery and performance by the Borrower of this Waiver has been duly authorized by all necessary corporate action;

                 (b) No Event of Default or Potential Event of Default (other than those expressly waived by this Waiver) has occurred or is continuing; and

                 (c) The representations and warranties of the Borrower contained in Section 5.03 of the Credit Agreement and any other Loan Document (other than representations and warranties which expressly speak as of a different date) are true, correct and complete in all material respects, except that such representations and warranties need not be true, correct and complete to the extent that changes in the facts and conditions on which such representations and warranties are based are required or permitted under the Credit Agreement.

          5. Limitation on Waiver. This Waiver shall be limited solely to the matters expressly set forth herein and shall not (i) constitute a waiver or amendment of any other term or condition of the Credit Agreement, or of any instruments or agreements referred to therein, (ii) prejudice any right or rights which the Agent or any of the Senior Lenders may now have or may have in the future under or in connection with the Credit Agreement or any instruments or agreements referred to therein, or (iii) require the Senior Lenders to agree to a similar waiver or grant a similar waiver for a similar transaction or on a future occasion. Except to the extent specifically waived herein, the provisions of the Credit Agreement shall not be amended, modified, impaired or otherwise affected hereby, and the Credit Agreement and all of the Obligations are hereby confirmed in full force and effect.

          6. Miscellaneous. This Waiver is a Loan Document and, together with the Credit Agreement and the other Loan Documents, comprises the complete and integrated agreement of the parties on the subject matter hereof. The headings herein are for convenience of reference only and shall not alter or otherwise affect the meaning hereof.

          7. Governing Law. This Amendment shall be governed by, and shall be construed and enforced in accordance with, the laws of the State of New York.

          8. Counterparts. This Amendment may be executed in any number of counterparts which, when taken together, shall be deemed to constitute one and the same instrument.

          WITNESS the due execution hereof as of the date first above written.

                                        KASH N' KARRY FOOD STORES, INC., as
                                        Borrower



                                        By: /s/ R. P. Springer
                                            -----------------------------------
                                            Title: Executive Vice President


                                        BANK OF AMERICA NATIONAL TRUST AND
                                        SAVINGS ASSOCIATION (as successor in
                                        interest to SECURITY PACIFIC NATIONAL
                                        BANK), as Agent



                                        By: /s/ Laura Knight
                                            -----------------------------------
                                            Title: Vice President


                                        BANK OF AMERICA NATIONAL TRUST AND
                                        SAVINGS ASSOCIATION (as successor in
                                        interest to SECURITY PACIFIC NATIONAL
                                        BANK), as a Senior Lender



                                        By: /s/ Linda A. Carper
                                            -----------------------------------
                                            Title: Vice President

                                        WELLS FARGO BANK, N.A.



                                        By: /s/ Jeffrey P. Rose
                                            -----------------------------------
                                            Title: Vice President


                                        BARNETT BANK OF TAMPA (as successor in
                                        interest to First Florida Bank, N.A.),
                                        by BARNETT BANKS, INC., as
                                        attorney-in-fact for Barnett Bank of
                                        Tampa



                                        By: /s/ Julie M. Smith
                                            -----------------------------------
                                            Title:  Sr. Workout Officer


                                        NATIONSBANK OF FLORIDA, N.A.



                                        By:
                                            -----------------------------------
                                            Title:

                                   EXHIBIT A
                                       TO
                                 LIMITED WAIVER
                         DATED AS OF SEPTEMBER 8, 1994



                      AUGUST 17, 1994 LETTER TO THE AGENT


                                   Attached.

                                     [LOGO]


                                                August 17, 1994


Ms. Laura Knight
Bank of America
Global Agency #5596
1455 Market Street, 12th Floor
San Francisco, CA 94103

Dear Laura:

         Please find enclosed eight (8) Lien Satisfaction Forms for your signature. As is the past, prior to the sale of a vehicle we have submitted these forms for your approval. The approximate values are as follows:

                          (4) 1983 trailers           $2,500.00      each
                          (4) earlier model trailers     500.00      each
                          (1) 1988 Chevy Wagon         1,400.00
                          (2) 1988 Buicks              2,900.00

         The sale of these vehicles is to take place in the near future so we ask that you expedite the process.

         Please do not hesitate to contact me if you have any questions.

                                                Very truly yours,

                                                /s/ Richard D. Coleman
                                                --------------------------
                                                Richard D. Coleman
                                                Vice President, Controller
                                                  and Secretary


RDC:blu

enclosures

                 "WE PLEDGE TO KEEP OUR CUSTOMERS COMING BACK"

       6422 HARNEY RD. - P.O. BOX 11675, TAMPA, FL 33680 - 813/621-0200

                                  EXHIBIT B
                                      TO
                                LIMITED WAIVER
                        DATED AS OF SEPTEMBER 8, 1994


                      LIQUOR LICENSE PURCHASE AGREEMENT

                                  Attached.

              AGREEMENT FOR SALE AND PURCHASE OF LIQUOR LICENSE

         This AGREEMENT made this 5th day of August 1994 between KASH N' KARRY FOOD STORES, INC., a Delaware Corporation, hereinafter called "Seller" and WALGREEN CO., an Illinois corporation, hereinafter called "Buyer."

         WHEREAS, Seller holds a state of Florida 3PS Quota Liquor License issued in Lee County for the current year being License No. 46-00440 (the "License"), said license currently being held in escrow at the Fort Myers Office of the Division of Alcoholic Beverages.

         WHEREAS, Seller is willing to sell, assign and transfer to Buyer all of its interest in the aforedescribed retail liquor license (or renewal license if this transfer is closed after the same has been renewed) upon the terms, covenants and conditions hereinafter set forth;

         NOW, THEREFORE, in consideration of the covenants and agreements hereinafter contained and the consideration as hereinafter stated, the Seller and Buyer agree as follows:

         1. Seller agrees to sell, assign and transfer to Buyer (or Buyer's nominee or assigns) all of Seller's interest in that certain liquor license described above issued in Lee County, Florida. Seller warrants and represents that it is the sole owner of said license. Seller warrants and represents that said license is in good standing; that said license authorizes and permits the retail sale of packaged liquors, wines and beer; that there are no revocations or suspensions against said license; that said license is capable of being transferred legally to a qualified transferee; that Seller will commit no acts that would be grounds for revocation or suspension pending closing; that said license is free and clear of all liens and encumbrances, or that any liens and encumbrances will be cleared at the time of closing; that Seller has not filed a petition, or had a petition filed against Seller, under the bankruptcy laws of the United States.

         2. The total consideration to be paid by Buyer to Seller for said license and all rights to said license is the sum of FIFTY TWO THOUSAND DOLLARS ($52,000.00) to be paid in cash at the time of closing. Upon execution of the contract Buyer and Seller agree to execute State of Florida transfer application DBR 42-001 to transfer license to Buyer.

         3. a. It is understood and agreed that the sole purpose for which Buyer is buying said license and rights thereto is to engage in business thereunder by conducting a package store business under said license and renewal thereof at Buyer's location in Lee County Florida. The consummation of this transaction and payment of the agreed upon consideration hereinabove stated are both contingent upon the transfer of said license from Seller to Buyer (or Buyer's nominee or assigns) and from Seller's present location to escrow inactive status at the Fort Myers Office of the Division of Alcoholic Beverages and Tobacco in Buyer's name or Buyer's nominee or assigns in such manner that said license can be transferred at a later date to Buyer's location in Lee County, by a transfer of location. Seller agrees to cooperate with Buyer in every respect for the purpose of accomplishing the transfer of the license.

              b. The contemplated closing will be as soon as possible after approval of the transfer by the Division of Alcoholic Beverages to Buyer's name. Time is of the essence in this contract and both parties will diligently move forward with all action necessary to obtain the needed approval of the Division of Alcoholic Beverages at the earliest possible date.

         4. Seller agrees to cooperate with Buyer in every aspect for the purpose of accomplishing the transfer of the license to Buyer's name and agrees to execute all applications, forms, bills of sale, and other documents necessary to accomplish the transfer, including the doing of any such acts as may be necessary after closing to accomplish such transfer, without any further consideration therefore.

         5. Seller shall be solely liable for the payment of all taxes, including sales taxes, incurred as a consequence of or incident to the transfer of the Seller's interest in the subject license. Seller further directs and authorizes the Buyer to deduct from the purchase price the sum necessary to pay such taxes at the time of closing; and Seller shall remain liable following such closing for any tax liability thereafter asserted by any taxing authority, fully indemnifying Buyer from the liability thereof and expense of such claims, including without limitations Buyer's attorney fees and actual cost of defense.

         6. Upon execution and delivery of this Agreement by each party, Seller shall execute and deliver to Barnett, Bolt, Kirkwood & Long, P.A., as Escrow Agent ("Escrow Agent"), a bill of sale conveying all of its right, title and interest in the License, free and clear of all liens and encumbrances whatsoever, and Buyer shall deliver to the Escrow Agent the $52,000.00 purchase price by check. Buyer and Seller shall thereafter promptly schedule an appointment with the Fort Myers Office of the Division of Alcoholic Beverages for purposes of processing the transfer application. The obligations of Buyer and Seller are each contingent upon the fulfillment of the following conditions: (a) the Division of Alcoholic Beverages shall approve the transfer of the permanent License to the Buyer, (b) Bank of America National Trust and Savings Association shall release its lien on the License and, (c) all other conditions of this contract are met. Upon receipt by the Escrow Agent of satisfactory evidence that each of the conditions has been fulfilled (the date of such receipt is referred to herein as the "closing date"), the Escrow Agent is authorized and directed to deliver the bill of sale to the Buyer and to deliver the sum of $52,000.00 plus accrued interest, if any, to the Seller.

         The Seller and the Buyer agree to hold the Escrow Agent harmless from any and all claims, demands, injuries and damages arising out of or in connection with its duties thereunder as Escrow Agent. The Escrow Agent is authorized and directed to report the payment of any interest on the deposit to the Seller's tax identification number.

         7. Seller agrees that it will promptly deliver to Buyer any and all notices of renewal or other notices in any way pertaining to the license sold to Buyer which may be received by Seller after closing.

         8. If any creditor or other person files any suit against Seller in any way connected with the property which is the subject matter of this agreement, or which in any way jeopardizes Buyer's rights hereunder; or if any writ of attachment of the property herein to be sold and purchased or a restraining order forbidding or preventing consummation of this sale is issued; or if any receiver, curator, or trustee is appointed for Seller's property; Buyer, in addition to all other rights provided for by law, shall have the right to terminate this agreement, and the parties shall be restored to the status quo.

         9. Seller convenants that any and all encumbrances and liens, if any, existing against said license shall be discharged prior to or if not then from the proceeds of sale at the time of closing from the balance of the purchase price. Such payments shall be paid before commissions are paid. In the event that any encumbrances or lien exceeds the purchase price due from the Buyer, Seller shall provide the funds in cash at closing to satisfy such encumbrances and estoppel letters from the lien holders in form satisfactory to Buyer at closing stating the total sum necessary to fully satisfy such encumbrance. If Seller defaults in satisfying these requirements, Buyer shall have the option of proceeding with closing, notwithstanding the default, or terminating the Agreement.

         10. From the consideration recited in Paragraph 2 of this Agreement Seller shall pay a brokers' commission of FIVE THOUSAND TWO HUNDRED ($5,200.00) to Tiller Realty, 4511 Springmeadow Road, Quincy, FL 32351. Said commission to be paid at time of closing. Buyer and Seller warrant they have not engaged the services of any other broker in this transaction.

         11. Buyer does not assume, and in no event shall be liable for, any obligations or indebtedness, lease obligations, rents or other commitments of Seller, or for taxes assessed against Seller or its property, except as specifically provided for in this agreement.

         12. The parties shall pay their own legal fees and Buyer and Seller do not assume any of the legal fees of the other.

         13. Buyer shall pay the required transfer fee for transfer of location and transfer of name.

         14. In addition to the consideration stated in this contract, Buyer shall be responsible for the prorata portion of the annual license fee as of the date of closing.

         15. Whenever this contract provides for a contingency to be resolved through the efforts of either party, that party agrees to use all reasonable diligence to resolve the contingency at the earliest possible date.

         16. This agreement shall be binding upon all parties hereto and their heirs, legal representatives, successors, and assigns. The address of Buyer and Seller for notice under this agreement shall be as follows unless a change of address is given to the other in writing:

             BUYER:                             SELLER:

             Walgreens Co.                      Kash N' Karry Food Stores, Inc.
             200 Wilmot Rd.                     6422 Harney Road
             Deerfield, IL 60015                Tampa, FL 33510
             c/o P.A. Zambreno                  Attn: Burt Miller


             ESCROW AGENT:

             Barnett, Bolt, Kirkwood & Long
             601 Bayshore Blvd.
             Suite 700
             Tampa, FL 33606
             Attn: Leslie Wager Hudock, Esq.

IN WITNESS WHEREOF, the parties hereto have set their hand and seals.


                               WALGREEN CO., BUYER


                               By: /s/ Julian A. Oettinger
                                   --------------------------------
                                   Vice President

                               KASH N' KARRY FOOD STORES, INC.


                               By: /s/ R. P. Springer
                                   --------------------------------
                                   Name:
                                   Title: